Customer And Supplier Concentration	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Customer And Supplier Concentration	Customer And Supplier Concentration
Significant customers and suppliers are those that account for greater than 10% of the Company’s revenue and purchases in any of the years presented.
The Company earned a substantial portion of revenue from two customers in 2022 , 2021 and 2020: Customer A amounted to 9%, 12% and 21% of total revenue, respectively, and Customer B amounted to 16%, 15%, and 11% of total revenue, respectively. As of December 31, 2022 and 2021, the amounts due from Customer A included in accounts receivable were $71 million and $179 million, respectively, and the amounts due from Customer B included in accounts receivable were $163 million and $160 million, respectively. The loss of the significant customers or the failure to attract new customers could have a material adverse effect on our business, results of operations and financial condition for the Company.
The Company purchased 54%, 46% and 52%, of its SOI wafers, a key input into its products, from a single supplier in 2022, 2021 and 2020, respectively. As of December 31, 2022 and 2021, the net amount due to the supplier was $56 million and $63 million, respectively. Any failure in the supplier’s ability to provide SOI wafers could materially and adversely affect the Company’s results of operations, financial condition, business and prospects.